Borrowings	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Borrowings
Borrowings

The balance of borrowings was $73.1 million at December 31, 2016, consisting of one long-term FHLB advance totaling $10.0 million and overnight funds purchased of $63.1 million. The balance of borrowings was $58.9 million at December 31, 2015, consisting of three long-term FHLB advances totaling $20.3 million and overnight funds purchased of $38.6 million. These borrowings are primarily used to fund asset growth not supported by deposit generation.

Two long-term FHLB fixed rate convertible advances were assumed by the Bank as a result of an acquisition in 2014. These two advances totaled $10.0 million with an average rate of 4.50%. As a result of acquisition accounting, the two advances were fair valued and a premium of $1.0 million was assigned. The premium was amortized over the remaining term of the advances. The two advances had a combined carrying amount of $10.3 million at December 31, 2015 and both advances matured and were repaid on December 14, 2016.

The Bank also has a fixed rate convertible advance from the FHLB in the amount of $10.0 million that bears interest at the rate of 4.08%. This advance may be called by the FHLB quarterly at the option of the FHLB if rates rise and the rate earned by the FHLB is no longer a “market” rate. This advance is fully secured by marketable securities. The FHLB advance matures on July 31, 2017. Due to the call provision, the expected maturity could differ from the contractual maturity.